Exhibit 99.1

FOR IMMEDIATE RELEASE

Stifel Financial Announces Underwriters’ Exercise

of Over-Allotment Option

ST. LOUIS, MO – September 29, 2009 – Stifel Financial Corp. (“Stifel” or the “Company”) (NYSE: SF) announced today that the underwriters for the recently completed public offering of Stifel common stock have exercised in full their over-allotment option to purchase an additional 225,000 shares of the Company’s common stock.

After giving effect to the sale of the shares being sold pursuant to the over-allotment option, a total of 1,725,000 shares of Stifel common stock were publicly offered and sold in the offering by Stifel at a price to the public of $56.00 per share.

The offering of the over-allotment shares closed on Tuesday, September 29, 2009.

Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”) and BofA Merrill Lynch are acting as joint book-running managers for the offering. Fox-Pitt Kelton Cochran Caronia Waller and Keefe, Bruyette & Woods, Inc. are acting as co-managers.

Copies of the final prospectus, when available, may be obtained from Stifel Nicolaus, Attn: Prospectus Department, One South Street, 15th Floor, Baltimore, MD 21202 (443-224-1988); BofA Merrill Lynch, 4 World Financial Center, New York, NY 10080, Attn: Prospectus Department; Fox-Pitt Kelton Cochran Caronia Waller, Attn: Syndicate Department, 420 5th Avenue, 5th Floor, New York, NY 10018 (212-857-6212); or Keefe, Bruyette & Woods, Inc., Attn: Equity Syndicate Department, 787 Seventh Avenue, New York, NY 10019 (212-887-7777).

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Company Information

Stifel Financial Corp. (NYSE: SF) is a financial services holding company headquartered in St. Louis. It operates 281 offices in 40 states and the District of Columbia through its principal subsidiary, Stifel, Nicolaus & Company, Incorporated, and 3 European offices through Stifel Nicolaus Limited. Stifel Nicolaus provides securities brokerage, investment banking, trading, investment advisory, and related financial services, primarily, to individual investors, professional money managers, businesses, and municipalities. Stifel Bank & Trust offers a full range of consumer and commercial lending solutions. To learn more about Stifel, please visit the Company’s web site at www.stifel.com.

Forward-Looking Statements

This press release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this press release not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements in this press release are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability to successfully integrate the acquired companies or to complete the acquisition of the branch offices and financial advisors as part of the our transaction with UBS; a material adverse change in the financial condition; the risk of borrower, depositor and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by Stifel with the Securities and Exchange Commission. Forward-looking statements speak only as to the date they are made. Stifel does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Stifel disclaims any intent or obligation to update these forward-looking statements.

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For further information, contact:

James M. Zemlyak

Chief Financial Officer

(314) 342-2228